UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2015

STELLA BLU, INC.

(Exact name of registrant as specified in charter)

Nevada	333-192015	88-0524316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Greyson Place Teaneck, New Jersey	07666
(Address of principal executive offices)	(Zip Code)

1-866-416-3547

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01

Other Events.

On August 21, 2015, Stella Blu, Inc. (the “Company”) received approval from FINRA for the following two corporate changes:

(1)

changing the Company’s name to Xalles Holdings Inc.; and

(2)

a 3 for 1 forward-split of the Company’s issued and outstanding common shares.

The above two corporate changes will be effective as of August 24, 2015.  The forward split shares are payable upon surrender of old certificates.

The Company’s ticker symbol has been changed to SLBUD for 20 business days after the effective date of the name change and forward split.  After 20 business days the Company’s ticker symbol will be changed to XALL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLA BLU, INC.
Date: August 24, 2015	By:	/s/ Thomas Nash
Thomas Nash, Chief Executive Officer

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